UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 2, 2010

ACTEL CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

California	000-21970	77-0097724
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2061 Stierlin Court, Mountain View, California		94043-4655
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	650-318-4200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On February 4, 2010, Actel Corporation ("Actel" or "the Company") announced its financial results for the quarter ended January 3, 2010. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2010, Actel and John C. East entered into a Transition Agreement under which Mr. East will retire as President and Chief Executive Officer of the Company and as a member of the Board of Directors effective upon the start date of the Company’s successor Chief Executive Officer, which is expected to be in 2010 (Termination Date). The Board has formed a committee to conduct a search for a successor President and Chief Executive Officer and Mr. East will participate in the search, which will include both internal and external candidates. Mr. East will remain in his current role until the Termination Date, and will then serve as a consultant until August 2, 2011. He will receive his current base salary during the employment and consulting periods, a 2010 annual bonus, and a pro-rated 2011 annual bonus. At the end of the consulting period, his unvested stock awards will vest and any remaining stock options will be exercisable for two years from the Termination Date. The foregoing summary of the Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the complete Transition Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number Description
10.1 (1) Transition Agreement dated February 2, 2010, by and between the Registrant and John C. East.
99.1 Press release dated February 4, 2010.

(1) This Exhibit is a management contract or compensatory plan or arrangement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTEL CORPORATION

February 4, 2010	By:	Maurice E. Carson

Name: Maurice E. Carson
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Transition Agreement dated February 2, 2010, by and between the Registrant and John C. East.
99.1	Press release dated February 4, 2010.